EXHIBIT 10   MATERIAL CONTRACTS

An Employment Agreement was entered into between Registrant and Gregory J. Murray dated as of May 10, 1999, substantially in the form as that utilized for other executive officers of the Registrant, which form is incorporated herein by reference to the Registrant's Exhibit Numbers 10.01, 10.02 and 10.03, incorporated by reference to Registrant's Registration Statement on Form SB-2, File Number 33-75360 filed on February 16, 1994.